Acquisitions	12 Months Ended
Jan. 31, 2022
Disclosure of detailed information about business combination [abstract]
Acquisitions [Text Block]

4. Acquisitions

During the year ended January 31, 2020, the Company completed the following acquisition:

Effective September 23, 2019, the Company was part of a three-cornered amalgamation among the Company, 2693980 Ontario Inc. (a wholly owned subsidiary) and Cultivar Holdings Ltd. (the "Transaction"). The result of the transaction was that Admiral acquired all the issued and outstanding securities of Cultivar Holdings Ltd. on the basis of one share of Admiral for each share of former Cultivar. All outstanding warrants to purchase former Cultivar shares were exchanged, on an equivalent basis, for warrants to purchase shares of the Company. At completion of the transaction, Admiral changed its name to Cultivar Holdings Inc. and former Cultivar was amalgamated into 2693980 Ontario Inc.

Under IFRS, this was considered a Reverse Merger and Recapitalization (commonly referred to as a Reverse Take Over or "RTO"). The Company issued 6,514,249 shares valued at $0.21 per share, with a total value of $1,367,992 for the acquisition.

The fair value of the acquired assets and liabilities assumed is as follows:

Assets acquired by the Company:
Cash	$3,448
Prepaid expenses	1,125
Liabilities assumed by the Company:
Accounts payable and accrued liabilities	(19,127)
Loans payable	(107,525)
Net liabilities assumed	(122,079)
Fair value of shares issued	(1,367,992)
Loss on acquisition	$(1,490,071)